Fourth Quarter 2020
Financial Supplement

Use of non-GAAP Financial Measures

This Supplemental Financial Information contains certain financial measures that are not measures recognized under U.S. generally accepted accounting principles (“GAAP”) and therefore are considered non-GAAP financial measures. These non-GAAP financial measures include, without limitation, adjusted earnings, adjusted diluted earnings per share, adjusted and unadjusted pre-tax pre-provision earnings, core revenue, core noninterest expense and core noninterest income, core efficiency ratio (tax equivalent basis), Banking segment core efficiency ratio (tax equivalent basis), Mortgage segment core efficiency ratio (tax equivalent basis), adjusted mortgage contribution, adjusted return on average tangible common equity, adjusted pre-tax pre-provision return on average tangible common equity, adjusted return on average assets and equity, and adjusted pre-tax pre-provision return on average assets and equity. Each of these non-GAAP metrics excludes certain income and expense items that the Company’s management considers to be non-core/adjusted in nature. The Company also includes an adjusted allowance for credit losses, adjusted loans held for investment, and adjusted allowance for credit losses to loans held for investment, which all exclude the impact of PPP loans. The Company refers to these non-GAAP measures as adjusted measures. Also, the Company presents tangible assets, tangible common equity, tangible book value per common share, tangible common equity to tangible assets, return on average tangible common equity and adjusted return on average tangible common equity. Each of these non-GAAP metrics excludes the impact of goodwill and other intangibles.
The Company’s management uses these non-GAAP financial measures in their analysis of the Company’s performance, financial condition and the efficiency of its operations as management believes such measures facilitate period-to-period comparisons and provide meaningful indications of its operating performance as they eliminate both gains and charges that management views as non-recurring or not indicative of operating performance. Management believes that these non-GAAP financial measures provide a greater understanding of ongoing operations and enhance comparability of results with prior periods as well as demonstrating the effects of significant non-core gains and charges in the current and prior periods. The Company’s management also believes that investors find these non-GAAP financial measures useful as they assist investors in understanding the Company’s underlying operating performance and in the analysis of ongoing operating trends. In addition, because intangible assets such as goodwill and other intangibles, and the other items excluded each vary extensively from company to company, the Company believes that the presentation of this information allows investors to more easily compare the Company’s results to the results of other companies. However, the non-GAAP financial measures discussed herein should not be considered in isolation or as a substitute for the most directly comparable or other financial measures calculated in accordance with GAAP. Moreover, the manner in which the Company calculates the non-GAAP financial measures discussed herein may differ from that of other companies reporting measures with similar names. You should understand how such other banking organizations calculate their financial measures similar or with names similar to the non-GAAP financial measures the Company has discussed herein when comparing such non-GAAP financial measures.  The Company includes tables under the Non-GAAP Reconciliation section of this document to provide a reconciliation of these measures to the most directly comparable GAAP financial measures.

Financial Summary and Key Metrics
(Unaudited)
(In Thousands, Except Share Data and %)
	2020				2019
	Fourth Quarter	Third Quarter	Second Quarter	First Quarter	Fourth Quarter
Statement of Income Data
Total interest income	$98,236	$81,127	$65,607	$69,674	$71,643
Total interest expense	12,992	12,299	10,270	13,425	13,951
Net interest income	85,244	68,828	55,337	56,249	57,692
Total noninterest income	80,638	97,026	81,491	42,700	35,234
Total noninterest expense	109,855	118,092	80,579	68,559	62,686
Earnings before income taxes and provisions for credit losses	56,027	47,762	56,249	30,390	30,240
Provisions for credit losses	(2,920)	55,401	25,921	29,565	2,950
Income tax expense (benefit)	13,337	(2,040)	7,455	80	5,718
Net income (loss) applicable to noncontrolling interest	8	—	—	—	—
Net income (loss) applicable to FB Financial Corporation(d)	$45,602	$(5,599)	$22,873	$745	$21,572
Net interest income (tax-equivalent basis)	$86,111	$69,625	$55,977	$56,784	$58,212
Adjusted net income*	$54,454	$58,096	$24,086	$5,296	$22,079
Adjusted pre-tax, pre-provision earnings*	$67,988	$70,444	$57,835	$33,440	$30,926
Per Common Share
Diluted net income (loss)(a)	$0.95	$(0.14)	$0.70	$0.02	$0.68
Adjusted diluted net income*	1.14	1.43	0.74	0.17	0.70
Book value	27.35	26.38	25.08	24.40	24.56
Tangible book value*	21.64	20.87	19.07	18.35	18.55
Weighted average number of shares outstanding - fully diluted(a)	47,791,659	40,637,745	32,506,417	31,734,112	31,470,565
Period-end number of shares	47,220,743	47,191,677	32,101,108	32,067,356	31,034,315
Selected Balance Sheet Data
Cash and cash equivalents	$1,317,898	$1,062,391	$717,592	$425,094	$232,681
Loans held for investment (HFI)	7,082,959	7,213,538	4,827,023	4,568,038	4,409,642
Allowance for credit losses(b)	(170,389)	(183,973)	(113,129)	(89,141)	(31,139)
Mortgage loans held for sale	683,770	610,695	435,479	325,304	262,518
Commercial loans held for sale	215,403	241,256	—	—	—
Investment securities, at fair value	1,176,991	1,164,910	751,767	767,575	691,676
Other real estate owned, net	12,111	12,748	15,091	17,072	18,939
Total assets	11,207,330	11,010,438	7,255,536	6,655,687	6,124,921
Customer deposits	9,396,478	9,001,673	5,937,373	5,356,569	4,914,587
Brokered and internet time deposits	61,559	92,074	15,428	20,363	20,351
Total deposits	9,458,037	9,093,747	5,952,801	5,376,932	4,934,938
Borrowings	238,324	438,838	328,662	327,822	304,675
Total common shareholders' equity	1,291,289	1,244,998	805,216	782,330	762,329
Selected Ratios
Return on average:
Assets	1.63%	(0.24)%	1.30%	0.05%	1.39%
Shareholders' equity	14.4%	(2.13)%	11.6%	0.39%	11.2%
Tangible common equity*	18.2%	(2.72)%	15.3%	0.52%	14.9%
Average shareholders' equity to average assets	11.3%	11.4%	11.2%	12.0%	12.4%
Net interest margin (NIM) (tax-equivalent basis)	3.32%	3.28%	3.50%	3.92%	4.12%
Efficiency ratio (GAAP)	66.2%	71.2%	58.9%	69.3%	67.5%
Core efficiency ratio (tax-equivalent basis)*	58.5%	57.4%	57.5%	65.7%	66.5%
Loans HFI to deposit ratio	74.9%	79.3%	81.1%	85.0%	89.4%
Total loans to deposit ratio	84.4%	88.7%	88.4%	91.0%	94.7%
Yield on interest-earning assets	3.82%	3.86%	4.14%	4.84%	5.11%
Cost of interest-bearing liabilities	0.73%	0.83%	0.94%	1.27%	1.38%
Cost of total deposits	0.46%	0.56%	0.65%	0.94%	1.02%
Credit Quality Ratios
Allowance for credit losses as a percentage of loans HFI(b)	2.41%	2.55%	2.34%	1.95%	0.71%
Adjusted allowance for credit losses as a percentage of loans HFI*(b)	2.48%	2.66%	2.51%	1.95%	0.71%
Net charge-offs (recoveries) as a percentage of average loans HFI	0.58%	(0.01)%	0.00%	0.19%	0.30%
Nonperforming loans HFI as a percentage of total loans HFI	0.88%	0.61%	0.72%	0.68%	0.60%
Nonperforming assets as a percentage of total assets	0.73%	0.64%	0.71%	0.74%	0.77%
Preliminary capital ratios (Consolidated)
Total common shareholders' equity to assets	11.5%	11.3%	11.1%	11.8%	12.4%
Tangible common equity to tangible assets*	9.34%	9.16%	8.67%	9.11%	9.69%
Tier 1 capital (to average assets)	10.0%	11.8%	9.70%	10.3%	10.1%
Tier 1 capital (to risk-weighted assets)(c)	12.2%	12.1%	11.9%	11.6%	11.6%
Total capital (to risk-weighted assets)(c)	15.2%	15.3%	13.2%	12.5%	12.2%
Common equity Tier 1 (to risk-weighted assets) (CET1)(c)	11.9%	11.8%	11.4%	11.0%	11.1%
(a) Diluted earnings per share is calculated using the basic weighted average number of common shares outstanding for periods in which a loss is incurred.
(b) Excludes reserve for credit losses on unfunded commitments of $16.4 million, $16.1 million, $6.5 million, and $4.6 million recorded in accrued expenses and other liabilities at December 31, 2020, September 30, 2020, June 30, 2020, and March 31, 2020, respectively.
(c) We calculate our risk-weighted assets using the standardized method of the Basel III Framework.
(d) Includes a dividend declared and paid by the Company's REIT subsidiary to minority interest preferred shareholders in fourth quarter of 2020.
*These measures are considered non-GAAP financial measures. See "GAAP Reconciliation and Use of non-GAAP Financial Measures" and the corresponding financial tables below for reconciliations of these non-GAAP measures. Investors are encouraged to refer to the discussion of non-GAAP measures included in the corresponding earnings release.

FB Financial Corporation	4

Consolidated Statements of Income
(Unaudited)
(In Thousands, Except Share Data and %)
						Q4 2020	Q4 2020
						vs.	vs.
	2020				2019	Q3 2020	Q4 2019
	Fourth Quarter	Third Quarter	Second Quarter	First Quarter	Fourth Quarter	Percent variance	Percent variance
Interest income:
Interest and fees on loans	$93,246	$76,504	$61,092	$63,754	$66,095	21.9%	41.1%
Interest on securities
Taxable	2,306	2,286	2,619	3,056	2,969	0.87%	(22.3)%
Tax-exempt	2,120	1,933	1,590	1,433	1,327	9.67%	59.8%
Other	564	404	306	1,431	1,252	39.6%	(55.0)%
Total interest income	98,236	81,127	65,607	69,674	71,643	21.1%	37.1%
Interest expense:
Deposits	10,809	10,573	9,309	12,168	12,703	2.23%	(14.9)%
Borrowings	2,183	1,726	961	1,257	1,248	26.5%	74.9%
Total interest expense	12,992	12,299	10,270	13,425	13,951	5.63%	(6.87)%
Net interest income	85,244	68,828	55,337	56,249	57,692	23.9%	47.8%
Provision for credit losses	(3,231)	45,834	24,039	27,964	2,950	(107.0)%	(209.5)%
Provision for credit losses on unfunded commitments	311	9,567	1,882	1,601	—	(96.7)%	100.0%
Net interest income after provisions for credit losses	88,164	13,427	29,416	26,684	54,742	556.6%	61.1%
Noninterest income:
Mortgage banking income	65,729	84,686	72,168	32,745	26,176	(22.4)%	151.1%
Service charges on deposit accounts	2,577	2,162	1,858	2,563	2,657	19.2%	(3.01)%
ATM and interchange fees	4,262	3,913	3,606	3,134	3,315	8.92%	28.6%
Investment services and trust income	2,187	1,828	1,368	1,697	1,326	19.6%	64.9%
Gain (loss) from securities, net	1,013	583	(28)	63	(18)	73.8%	(5,727.8)%
(Loss) gain on sales or write-downs of other real estate owned	(123)	(1,505)	86	51	433	(91.8)%	(128.4)%
Gain (loss) from other assets	66	226	(54)	(328)	(156)	(70.8)%	(142.3)%
Other income	4,927	5,133	2,487	2,775	1,501	(4.01)%	228.2%
Total noninterest income	80,638	97,026	81,491	42,700	35,234	(16.9)%	128.9%
Total revenue	165,882	165,854	136,828	98,949	92,926	0.02%	78.5%
Noninterest expenses:
Salaries, commissions and employee benefits	67,212	67,676	55,258	43,622	39,589	(0.69)%	69.8%
Occupancy and equipment expense	5,813	4,892	4,096	4,178	3,534	18.8%	64.5%
Legal and professional fees	2,227	1,917	1,952	1,558	2,074	16.2%	7.38%
Data processing	3,161	2,994	2,782	2,453	2,746	5.58%	15.1%
Merger costs	9,513	20,730	1,586	3,050	686	(54.1)%	1,286.7%
Amortization of core deposits and other intangibles	1,498	1,417	1,205	1,203	1,159	5.72%	29.2%
Advertising	2,826	2,256	2,591	2,389	2,072	25.3%	36.4%
Other expense	17,605	16,210	11,109	10,106	10,826	8.6%	62.6%
Total noninterest expense	109,855	118,092	80,579	68,559	62,686	(6.98)%	75.2%
Income (loss) before income taxes	58,947	(7,639)	30,328	825	27,290	(871.7)%	116.0%
Income tax expense (benefit)	13,337	(2,040)	7,455	80	5,718	(753.8)%	133.2%
Net income (loss) attributable to FB Financial Corporation and noncontrolling interest	45,610	(5,599)	22,873	745	21,572	(914.6)%	111.4%
Net income applicable to noncontrolling interest	8	—	—	—	—	100.0%	100.0%
Net income (loss) applicable to FB Financial Corporation	$45,602	$(5,599)	$22,873	$745	$21,572	(914.5)%	112.5%
Weighted average common shares outstanding:
Basic	47,204,738	40,154,841	32,094,274	31,257,739	30,934,092	17.6%	52.6%
Fully diluted	47,791,659	40,637,745	32,506,417	31,734,112	31,470,565	17.6%	51.9%
Earnings (loss) per common share:
Basic	$0.97	$(0.14)	$0.71	$0.02	$0.69	(792.9)%	40.6%
Fully diluted	0.95	(0.14)	0.70	0.02	0.68	(778.6)%	39.7%
Fully diluted - adjusted*	1.14	1.43	0.74	0.17	0.70	(20.3)%	62.9%
*These measures are considered non-GAAP financial measures. See “GAAP Reconciliation and Use of non-GAAP Financial Measures” and the corresponding financial tables below for reconciliations of these non-GAAP measures. Investors are encouraged to refer to the discussion of non-GAAP measures included in the corresponding earnings release.

FB Financial Corporation	5

Consolidated Statements of Income
(Unaudited)
(In Thousands, Except Share Data and %)

			2020
	For the year ended		vs.
	December 31,		2019
	2020	2019	Percent variance
Interest income:
Interest and fees on loans	$294,596	$260,458	13.1%
Interest on securities
Taxable	10,267	13,223	(22.4)%
Tax-exempt	7,076	4,805	47.3%
Other	2,705	4,051	(33.2)%
Total interest income	314,644	282,537	11.4%
Interest expense:
Deposits	42,859	51,568	(16.9)%
Borrowings	6,127	4,933	24.2%
Total interest expense	48,986	56,501	(13.3)%
Net interest income	265,658	226,036	17.5%
Provision for credit losses	94,606	7,053	1,241.4%
Provision for credit losses on unfunded commitments	13,361	—	100.0%
Net interest income after provisions for credit losses	157,691	218,983	(28.0)%
Noninterest income:
Mortgage banking income	255,328	100,916	153.0%
Service charges on deposit accounts	9,160	9,479	(3.37)%
ATM and interchange fees	14,915	12,161	22.6%
Investment services and trust income	7,080	5,244	35.0%
Gain from securities, net	1,631	57	2761.4%
(Loss) gain on sales or write-downs of other real estate owned	(1,491)	545	(373.6)%
Loss on other assets	(90)	(104)	13.5%
Other income	15,322	7,099	115.8%
Total noninterest income	301,855	135,397	122.9%
Total revenue	567,513	361,433	57.0%
Noninterest expenses:
Salaries, commissions and employee benefits	233,768	152,084	53.7%
Occupancy and equipment expense	18,979	15,641	21.3%
Legal and professional fees	7,654	7,486	2.24%
Data processing	11,390	10,589	7.56%
Merger costs	34,879	5,385	547.7%
Amortization of core deposit and other intangibles	5,323	4,339	22.7%
Advertising	10,062	9,138	10.1%
Mortgage restructuring expense	—	1,995	(100.0)%
Other expense	55,030	38,184	44.1%
Total noninterest expense	377,085	244,841	54.0%
Income before income taxes	82,461	109,539	(24.7)%
Income tax expense	18,832	25,725	(26.8)%
Net income applicable to noncontrolling interest and FB Financial Corporation	63,629	83,814	(24.1)%
Net income applicable to noncontrolling interests	8	—	100.0%
Net income applicable to FB Financial Corporation	$63,621	$83,814	(24.1)%
Weighted average common shares outstanding:
Basic	37,621,720	30,870,474	21.9%
Fully diluted	38,099,744	31,402,897	21.3%
Earnings per common share:
Basic	$1.69	$2.70	(37.4)%
Fully diluted	1.67	2.65	(37.1)%
Fully diluted - adjusted*	3.73	2.83	31.8%
*These measures are considered non-GAAP financial measures. See “GAAP Reconciliation and Use of non-GAAP Financial Measures” and the corresponding financial tables below for reconciliations of these non-GAAP measures. Investors are encouraged to refer to the discussion of non-GAAP measures included in the corresponding earnings release

FB Financial Corporation	6

Consolidated Balance Sheets
(Unaudited)
(In Thousands, Except %)

						Annualized
						Q4 2020	Q4 2020
						vs.	vs.
	2020				2019	Q3 2020	Q4 2019
	Fourth Quarter	Third Quarter	Second Quarter	First Quarter	Fourth Quarter	Percent variance	Percent variance
ASSETS
Cash and due from banks	$110,991	$69,798	$33,710	$26,841	$48,806	234.8%	127.4%
Federal funds sold	121,153	118,588	34,638	59,199	131,119	8.60%	(7.60)%
Interest-bearing deposits in financial institutions	1,085,754	874,005	649,244	339,054	52,756	96.4%	1958.1%
Cash and cash equivalents	1,317,898	1,062,391	717,592	425,094	232,681	95.7%	466.4%
Investments:
Available-for-sale debt securities, at fair value	1,172,400	1,160,521	747,438	764,217	688,381	4.07%	70.3%
Equity securities, at fair value	4,591	4,389	4,329	3,358	3,295	18.3%	39.3%
Federal Home Loan Bank stock, at cost	31,232	31,232	17,621	16,445	15,976	—%	95.5%
Mortgage loans held for sale, at fair value	683,770	610,695	435,479	325,304	262,518	47.6%	160.5%
Commercial loans held for sale, at fair value	215,403	241,256	—	—	—	(42.6)%	(100.0)%
Loans held for investment	7,082,959	7,213,538	4,827,023	4,568,038	4,409,642	(7.20)%	60.6%
Less: allowance for credit losses	170,389	183,973	113,129	89,141	31,139	(29.4)%	447.2%
Net loans	6,912,570	7,029,565	4,713,894	4,478,897	4,378,503	(6.62)%	57.9%
Premises and equipment, net	139,335	136,774	100,638	100,406	90,131	7.45%	54.6%
Other real estate owned, net	12,111	12,748	15,091	17,072	18,939	(19.9)%	(36.1)%
Operating lease right-of-use assets	49,537	52,410	30,447	31,628	32,539	(21.8)%	52.2%
Interest receivable	43,603	47,120	26,587	19,644	17,083	(29.7)%	155.2%
Mortgage servicing rights, at fair value	79,997	71,535	60,508	62,581	75,521	47.1%	5.93%
Goodwill	246,835	236,086	175,441	174,859	169,051	18.1%	46.0%
Core deposit and other intangibles, net	22,431	23,924	17,671	18,876	17,589	(24.8)%	27.5%
Other assets	275,617	289,792	192,800	217,306	122,714	(19.46)%	124.6%
Total assets	$11,207,330	$11,010,438	$7,255,536	$6,655,687	$6,124,921	7.11%	83.0%
LIABILITIES AND SHAREHOLDERS' EQUITY
Liabilities:
Deposits
Noninterest-bearing	$2,274,103	$2,287,911	$1,775,323	$1,335,799	$1,208,175	(2.40)%	88.2%
Interest-bearing checking	2,491,765	2,005,536	1,236,094	1,139,462	1,014,875	96.5%	145.5%
Money market and savings	3,254,915	3,236,670	1,749,889	1,667,374	1,520,035	2.24%	114.1%
Customer time deposits	1,375,695	1,471,556	1,176,067	1,213,934	1,171,502	(25.9)%	17.4%
Brokered and internet time deposits	61,559	92,074	15,428	20,363	20,351	(131.8)%	202.5%
Total deposits	9,458,037	9,093,747	5,952,801	5,376,932	4,934,938	15.9%	91.7%
Borrowings	238,324	438,838	328,662	327,822	304,675	(181.8)%	(21.8)%
Operating lease liabilities	55,187	56,705	33,803	34,572	35,525	(10.6)%	55.3%
Accrued expenses and other liabilities	164,400	176,057	135,054	134,031	87,454	(26.3)%	88.0%
Total liabilities	9,915,948	9,765,347	6,450,320	5,873,357	5,362,592	6.14%	84.9%
Shareholders' equity:
Common stock, $1 par value	47,222	47,192	32,101	32,067	31,034	0.25%	52.2%
Additional paid-in capital	898,847	896,158	462,930	460,938	425,633	1.19%	111.2%
Retained earnings	317,625	276,361	286,296	266,385	293,524	59.4%	8.21%
Accumulated other comprehensive income, net	27,595	25,287	23,889	22,940	12,138	36.3%	127.3%
Total common shareholders' equity	1,291,289	1,244,998	805,216	782,330	762,329	14.8%	69.4%
Noncontrolling interest	93	93	—	—	—	—%	(100.0)%
Total equity	1,291,382	1,245,091	805,216	782,330	762,329	14.8%	69.4%
Total liabilities and shareholders' equity	$11,207,330	$11,010,438	$7,255,536	$6,655,687	$6,124,921	7.11%	83.0%

FB Financial Corporation	7

Average Balance, Average Yield Earned and Average Rate Paid
For the Quarters Ended
(Unaudited)
(In Thousands, Except %)
	Three Months Ended			Three Months Ended
	December 31, 2020			September 30, 2020
	Average balances	Interest income/ expense	Average yield/ rate	Average balances	Interest income/ expense	Average yield/ rate
Interest-earning assets:
Loans HFI(a)(d)	$7,139,870	$86,398	4.81%	$6,062,785	$71,660	4.70%
Mortgage loans held for sale(b)	621,076	4,138	2.65%	486,899	3,624	2.96%
Commercial loans held for sale	236,676	2,830	4.76%	99,745	1,336	5.33%
Securities:(b)
Taxable	744,161	2,306	1.23%	604,557	2,286	1.50%
Tax-exempt(a)	359,509	2,867	3.17%	309,352	2,614	3.36%
Total securities(a)	1,103,670	5,173	1.86%	913,909	4,900	2.13%
Federal funds sold	95,266	30	0.13%	88,626	19	0.09%
Interest-bearing deposits with other financial institutions	1,082,004	375	0.14%	763,251	309	0.16%
FHLB stock	31,232	159	2.03%	22,517	76	1.34%
Total interest-earning assets(a)	10,309,794	99,103	3.82%	8,437,732	81,924	3.86%
Noninterest-earning assets:
Cash and due from banks	73,279			69,788
Allowance for credit losses	(183,932)			(144,991)
Other assets	912,022			816,759
Total noninterest-earning assets	801,369			741,556
Total assets	$11,111,163			$9,179,288
Interest-bearing liabilities:
Interest-bearing deposits:
Interest-bearing checking	$2,178,039	$2,785	0.51%	$1,626,067	$2,194	0.54%
Money market(e)	2,769,421	3,968	0.57%	2,179,128	3,589	0.66%
Savings deposits	338,260	54	0.06%	309,689	58	0.07%
Customer time deposits(e)	1,410,108	3,704	1.04%	1,334,829	4,817	1.44%
Brokered and internet time deposits(e)	87,035	298	1.36%	60,327	(85)	(0.56)%
Time deposits	1,497,143	4,002	1.06%	1,395,156	4,732	1.35%
Total interest-bearing deposits	6,782,863	10,809	0.63%	5,510,040	10,573	0.76%
Other interest-bearing liabilities:
Securities sold under agreements to repurchase and federal funds purchased	34,986	43	0.49%	37,309	51	0.54%
Federal Home Loan Bank advances(f)	102,174	(432)	(1.68)%	249,457	406	0.65%
Subordinated debt	189,649	2,433	5.10%	95,048	1,222	5.11%
Other borrowings	16,612	139	3.33%	15,015	47	1.25%
Total other interest-bearing liabilities	343,421	2,183	2.53%	396,829	1,726	1.73%
Total interest-bearing liabilities	7,126,284	12,992	0.73%	5,906,869	12,299	0.83%
Noninterest-bearing liabilities:
Demand deposits	2,513,202			2,050,084
Other liabilities	210,483			177,329
Total noninterest-bearing liabilities	2,723,685			2,227,413
Total liabilities	9,849,969			8,134,282
Total common shareholders' equity	1,261,101			1,044,913
Noncontrolling interest	93			93
Total equity	1,261,194			1,045,006
Total liabilities and shareholders' equity	$11,111,163			$9,179,288
Net interest income(a)		$86,111			$69,625
Interest rate spread(a)			3.09%			3.03%
Net interest margin(a)			3.32%			3.28%
Cost of total deposits			0.46%			0.56%
Average interest-earning assets to average interest-bearing liabilities			144.7%			142.8%
Tax-equivalent adjustment		$867			$797
Loans HFI yield components:
Contractual interest rate(a)(c)		$78,873	4.39%		$66,441	4.36%
Origination and other loan fee income(c)		6,537	0.36%		4,029	0.26%
Accretion on purchased loans		708	0.04%		526	0.04%
Nonaccrual interest		280	0.02%		664	0.04%
Total loans HFI yield		$86,398	4.81%		$71,660	4.70%
(a) Includes tax equivalent adjustment using combined marginal tax rate of 26.06%.
(b) Excludes the average balance for unrealized gains (losses) for loans held for sale and investments carried at fair value.
(c) Includes $699 and $797 of loan contractual interest and $2,448 and $850 of loan fees related to PPP loans for the three months ended December 31, 2020 and September 30, 2020 respectively.
(d) Includes $279,757 and $311,025 of average PPP loan balances for the three months ended December 31, 2020 and September 30, 2020, respectively.
(e) Includes $932 and $0 of interest rate mark accretion on money market deposits, $1,101 and $653 of interest rate mark accretion on customer time deposits and $127 and $342 of interest rate mark accretion on brokered and internet deposits for the three months ended December 31, 2020 and September 30, 2020, respectively.
(f) Includes $545 and $115 of gain accreted from OCI with cancelled cash flow hedge for the three months ended December 31, 2020 and September 30, 2020, respectively.

FB Financial Corporation	8

Average Balance, Average Yield Earned and Average Rate Paid (continued)
For the Quarters Ended
(Unaudited)
(In Thousands, Except %)
	Three Months Ended			Three Months Ended			Three Months Ended
	June 30, 2020			March 31, 2020			December 31, 2019
	Average balances	Interest income/ expense	Average yield/ rate	Average balances	Interest income/ expense	Average yield/ rate	Average balances	Interest income/ expense	Average yield/ rate
Interest-earning assets:
Loans HFI(a)(d)	$4,775,229	$58,201	4.90%	$4,495,069	$61,817	5.53%	$4,384,180	$64,053	5.80%
Loans held for sale(b)	358,108	2,947	3.31%	214,150	1,990	3.74%	257,833	2,095	3.22%
Securities:(b)
Taxable	494,987	2,619	2.13%	512,774	3,056	2.40%	505,299	2,969	2.33%
Tax-exempt(a)	236,161	2,174	3.70%	197,961	1,915	3.89%	181,922	1,794	3.91%
Total securities(a)	731,148	4,793	2.64%	710,735	4,971	2.81%	687,211	4,763	2.75%
Federal funds sold	50,402	10	0.08%	107,489	245	0.92%	69,749	301	1.71%
Interest-bearing deposits with other financial institutions	509,283	194	0.15%	287,499	1,082	1.51%	185,319	790	1.69%
FHLB stock	16,871	102	2.43%	16,226	104	2.58%	15,976	161	4.00%
Total interest-earning assets(a)	6,441,041	66,247	4.14%	5,831,168	70,209	4.84%	5,600,278	72,163	5.11%
Noninterest-earning assets:
Cash and due from banks	58,304			64,438			49,318
Allowance for credit losses	(91,196)			(63,034)			(31,631)
Other assets	666,463			576,845			539,966
Total noninterest-earning assets	633,571			578,249			557,653
Total assets	$7,074,612			$6,409,417			$6,157,931
Interest-bearing liabilities:
Interest-bearing deposits:
Interest-bearing checking	$1,161,593	$1,717	0.59%	$1,085,849	$2,179	0.81%	$981,572	$2,068	0.84%
Money market	1,422,344	2,179	0.62%	1,383,229	3,971	1.15%	1,320,268	4,309	1.29%
Savings deposits	254,357	41	0.06%	233,807	79	0.14%	210,550	79	0.15%
Customer time deposits(e)	1,197,960	5,292	1.78%	1,205,385	5,843	1.95%	1,175,467	6,133	2.07%
Brokered and internet time deposits(e)	16,844	80	1.91%	20,355	96	1.90%	23,219	114	1.95%
Time deposits	1,214,804	5,372	1.78%	1,225,740	5,939	1.95%	1,198,686	6,247	2.07%
Total interest-bearing deposits	4,053,098	9,309	0.92%	3,928,625	12,168	1.25%	3,711,076	12,703	1.36%
Other interest-bearing liabilities:
Securities sold under agreements to repurchase and federal funds purchased	32,451	50	0.62%	26,961	57	0.85%	27,610	59	0.85%
Federal Home Loan Bank advances	250,000	405	0.65%	250,000	714	1.15%	250,000	788	1.25%
Subordinated debt	30,930	399	5.19%	30,930	421	5.47%	30,930	401	5.14%
Other borrowings	15,000	107	2.87%	7,747	65	3.37%	—	—	—%
Total other interest-bearing liabilities	328,381	961	1.18%	315,638	1,257	1.60%	308,540	1,248	1.60%
Total interest-bearing liabilities	4,381,479	10,270	0.94%	4,244,263	13,425	1.27%	4,019,616	13,951	1.38%
Noninterest-bearing liabilities:
Demand deposits	1,728,343			1,284,331			1,253,311
Other liabilities	169,085			111,894			123,055
Total noninterest-bearing liabilities	1,897,428			1,396,225			1,376,366
Total liabilities	6,278,907			5,640,488			5,395,982
Shareholders' equity	795,705			768,929			761,949
Total liabilities and shareholders' equity	$7,074,612			$6,409,417			$6,157,931
Net interest income(a)		$55,977			$56,784			$58,212
Interest rate spread(a)			3.20%			3.57%			3.74%
Net interest margin(a)			3.50%			3.92%			4.12%
Cost of total deposits			0.65%			0.94%			1.02%
Average interest-earning assets to average interest-bearing liabilities			147.0%			137.4%			139.3%
Tax-equivalent adjustment		$640			$535			$520
Loans HFI yield components:
Contractual interest rate(a)(c)		$54,233	4.57%		$57,382	5.14%		$58,219	5.27%
Origination and other loan fee income(c)		2,823	0.24%		2,589	0.23%		2,863	0.26%
Accretion on purchased loans		976	0.08%		1,578	0.14%		2,526	0.23%
Nonaccrual interest		169	0.01%		268	0.02%		439	0.04%
Syndication fee income		—	—%		—	—%		6	—%
Total loans HFI yield		$58,201	4.90%		$61,817	5.53%		$64,053	5.80%
(a) Includes tax equivalent adjustment using combined marginal tax rate of 26.06%.
(b) Excludes the average balance for unrealized gains (losses) prospectively for 2020 for loans held for sale and investments carried at fair value.
(c) Includes $596 of loan contractual interest and $624 of loan fees related to PPP loans for the three months ended June 30, 2020.
(d) Includes $234,304 of average PPP loan balances for the three months ended June 30, 2020.
(e) Includes $228 of interest rate mark accretion on customer time deposits for the three months ended June 30, 2020 and $10, $12 and $15 of interest rate mark expense on brokered and internet deposits for the three months ended June 30, 2020, March 31, 2020 and December 31, 2019, respectively.
(f) Includes $148, $147 and $138 of gain accreted from OCI with cancelled cash flow hedge for the three months ended June 30, 2020, March 31, 2020 and December 31, 2019, respectively.

FB Financial Corporation	9

Average Balance, Average Yield Earned and Average Rate Paid (continued)
For the Years Ended
(Unaudited)
(In Thousands, Except %)

	December 31, 2020			December 31, 2019
	Average balances	Interest income/ expense	Average yield/ rate	Average balances	Interest income/ expense	Average yield/ rate
Interest-earning assets:
Loans HFI(a)(d)	$5,621,832	$278,076	4.95%	$4,149,590	$250,693	6.04%
Mortgage loans held for sale(b)	420,791	12,699	3.02%	254,689	9,966	3.91%
Commercial loans held for sale	84,580	4,166	4.93%	—	—	—%
Securities:(b)
Taxable	589,393	10,267	1.74%	516,250	13,223	2.56%
Tax-exempt(a)	275,786	9,570	3.47%	155,306	6,498	4.18%
Total securities(a)	865,179	19,837	2.29%	671,556	19,721	2.94%
Federal funds sold	85,402	304	0.36%	31,309	678	2.17%
Interest-bearing deposits with other financial institutions	662,175	1,960	0.30%	130,145	2,651	2.04%
FHLB stock	21,735	441	2.03%	15,146	722	4.77%
Total interest-earning assets(a)	7,761,694	317,483	4.09%	5,252,435	284,431	5.42%
Noninterest-earning assets:
Cash and due from banks	66,177			51,194
Allowance for loan losses	(121,033)			(30,442)
Other assets	731,262			504,485
Total noninterest-earning assets	676,406			525,237
Total assets	$8,438,100			$5,777,672
Interest-bearing liabilities:
Interest-bearing deposits:
Interest-bearing checking	$1,461,596	$8,875	0.61%	$950,219	$8,755	0.92%
Money market(e)	1,807,481	13,707	0.76%	1,219,652	17,380	1.42%
Savings deposits	274,489	232	0.08%	199,535	301	0.15%
Customer time deposits(e)	1,289,552	19,656	1.52%	1,155,058	24,103	2.09%
Brokered and internet time deposits(e)	43,372	389	0.90%	45,313	1,029	2.27%
Time deposits	1,332,924	20,045	1.50%	1,200,371	25,132	2.09%
Total interest-bearing deposits	4,876,490	42,859	0.88%	3,569,777	51,568	1.44%
Other interest-bearing liabilities:
Securities sold under agreements to repurchase and federal funds purchased	32,912	201	0.61%	26,400	291	1.10%
Federal Home Loan Bank advances(f)	212,705	1,093	0.51%	187,509	3,004	1.60%
Subordinated debt	86,944	4,475	5.15%	30,930	1,638	5.30%
Other borrowings	12,939	358	2.77%	—	—	—%
Total other interest-bearing liabilities	345,500	6,127	1.77%	244,839	4,933	2.01%
Total interest-bearing liabilities	5,221,990	48,986	0.94%	3,814,616	56,501	1.48%
Noninterest-bearing liabilities:
Demand deposits	2,092,450			1,130,113
Other liabilities	157,289			109,449
Total noninterest-bearing liabilities	2,249,739			1,239,562
Total liabilities	7,471,729			5,054,178
Total common shareholders' equity	966,336			723,494
Noncontrolling interest	35			—
Total equity	966,371			723,494
Total liabilities and shareholders' equity	$8,438,100			$5,777,672
Net interest income(a)		$268,497			$227,930
Interest rate spread(a)			3.15%			3.94%
Net interest margin(a)			3.46%			4.34%
Cost of total deposits			0.62%			1.10%
Average interest-earning assets to average interest-bearing liabilities			148.6%			137.7%
Tax equivalent adjustment		$2,839			$1,894
Loans HFI yield components:
Contractual interest rate(a)(c)		$256,929	4.57%		$228,069	5.50%
Origination and other loan fee income(c)		15,978	0.28%		12,977	0.31%
Accretion on purchased loans		3,788	0.07%		8,556	0.21%
Nonaccrual interest		1,381	0.03%		885	0.02%
Syndication fee income		—	—%		206	—%
Total loans HFI yield		$278,076	4.95%		$250,693	6.04%
(a) Includes tax equivalent adjustment using combined marginal tax rate of 26.06%.
(b) Excludes the average balances of unrealized gains (losses) prospectively from 2020 for loans held for sale and investments carried at fair value.
(c) Includes $2,092 of loan contractual interest and $3,923 of loan fees related to PPP loans for the year ended December 31, 2020.
(d) Includes $206,758 of average PPP loan balances during the year ended December 31, 2020.
(e) Includes $932 and $0 of interest rate mark accretion on money market deposits, $1,982 and $0 on customer time deposits and $447 and $78 on brokered and internet deposits for the year ended December 31, 2020 and 2019, respectively.
(f) Includes $955 and $481 of gain accretion from OCI with cancelled cash flow hedge for the year ended December 31, 2020 and 2019, respectively.

FB Financial Corporation	10

Franklin Financial Network, Inc. Opening Balance Sheet (Preliminary)
As of August 15, 2020
(Unaudited)
(In Thousands)

As Recorded by FB Financial Corporation (Preliminary)(a)
Assets
Cash and cash equivalents	$284,004
Investments	373,462
Mortgage loans held for sale, at fair value	38,740
Commercial loans held for sale, at fair value	326,206
Loans, net of fair value adjustments	2,427,527
Allowance for credit losses on PCD loans	(24,831)
Premises and equipment	39,691
Operating lease right-of-use assets	23,958
Mortgage servicing rights	5,111
Core deposit intangible	7,670
Goodwill	71,464
Other assets	121,033
Total assets	$3,694,035

Liabilities
Deposits	$3,121,730
Borrowings	62,435
Operating lease liabilities	24,330
Accrued expenses and other liabilities	7,617
Total liabilities	$3,216,112
Acquired minority interest	$93

Equity and Cash Consideration
Value of 15,102,492 shares issued as merger consideration	$445,826
Fair value of replacement awards attributable to pre-combination service	674
Total cash consideration paid	31,330
Total consideration	$477,830
(a) The above estimated fair values of assets acquired and liabilities assumed are preliminary and are subject to change during the measurement period as allowed under ASC 805 - Business Combinations.

FB Financial Corporation	11

Loans and Deposits by Market
For the Quarters Ended
(Unaudited)
(In Thousands)

	2020				2019
	Fourth Quarter	Third Quarter	Second Quarter	First Quarter	Fourth Quarter
Loans by market
Metropolitan	$5,580,822	$5,699,082	$3,387,279	$3,217,598	$3,061,183
Community	867,575	892,229	875,347	820,180	817,380
Specialty lending and other	634,562	622,227	564,397	530,260	531,079
Total	$7,082,959	$7,213,538	$4,827,023	$4,568,038	$4,409,642
Deposits by market
Metropolitan	$5,812,719	$5,574,001	$3,651,146	$3,272,740	$2,963,524
Community	2,001,802	1,928,006	1,915,996	1,731,050	1,642,949
Mortgage and other(a)	1,643,516	1,591,740	385,659	373,142	328,465
Total	$9,458,037	$9,093,747	$5,952,801	$5,376,932	$4,934,938
(a) Includes deposits related to escrow balances from mortgage servicing portfolio and wholesale/other deposits.

FB Financial Corporation	12

Segment Data
For the Quarters Ended
(Unaudited)
(In Thousands, Except %)

	2020				2019
	Fourth Quarter	Third Quarter	Second Quarter	First Quarter	Fourth Quarter
Banking segment
Net interest income	$85,207	$68,791	$55,350	$56,233	$57,776
Provisions for credit losses	(2,920)	55,401	25,921	29,565	2,950
Mortgage banking income retail footprint	23,152	24,683	16,940	10,651	9,899
Other noninterest income	14,909	12,340	9,323	9,955	9,058
Other noninterest mortgage banking expenses	15,118	15,175	11,542	7,175	8,126
Merger expense	8,788	20,400	1,586	3,050	686
Other noninterest expense	57,458	52,135	40,454	40,767	38,918
Pre-tax income (loss) after allocations	$44,824	$(37,297)	$2,110	$(3,718)	$26,053
Total assets	$10,529,812	$10,378,122	$6,751,881	$6,211,640	$5,795,888
Intracompany funding income included in net interest income	5,160	3,940	3,335	2,375	2,460
Core efficiency ratio*	56.2%	62.7%	63.2%	61.8%	61.1%
Mortgage segment
Net interest income	$37	$37	$(13)	$16	$(84)
Noninterest income	42,577	60,003	55,228	22,094	16,277
Merger expense	725	330	—	—	—
Other noninterest expense	27,766	30,052	26,997	17,567	14,956
Direct contribution	$14,123	$29,658	$28,218	$4,543	$1,237
Total assets	$677,518	$632,316	$503,655	$444,047	$329,033
Intracompany funding expense included in net interest income	5,160	3,940	3,335	2,375	2,460
Core efficiency ratio*	65.2%	50.1%	48.9%	79.5%	92.4%
Interest rate lock commitments volume during the period
Consumer direct	$1,291,121	$1,453,238	$1,480,878	$1,314,625	$679,096
Retail	896,357	965,434	758,228	779,155	402,490
Wholesale	—	—	—	—	—
Total	$2,187,478	$2,418,672	$2,239,106	$2,093,780	$1,081,586
Interest rate lock commitments pipeline (period end)
Consumer direct	$833,569	$912,349	$848,732	$653,593	$348,389
Retail	358,052	451,872	357,200	430,940	104,809
Wholesale	—	—	—	—	—
Total	$1,191,621	$1,364,221	$1,205,932	$1,084,533	$453,198
Mortgage sales
Consumer direct	$1,070,909	$1,034,278	$962,417	$684,209	$718,624
Retail	341,267	229,022	220,436	158,224	120,487
Retail footprint	416,041	506,743	412,560	199,043	266,328
Wholesale	—	—	—	—	652
Total	$1,828,217	$1,770,043	$1,595,413	$1,041,476	$1,106,091
Gains and fees from origination and sale of mortgage loans held for sale	$83,971	$76,506	$45,515	$30,390	$31,807
Net change in fair value of loans held for sale, derivatives, and other	(16,875)	10,084	34,778	3,205	(4,328)
Mortgage servicing income	6,461	5,536	5,113	5,018	4,914
Change in fair value of mortgage servicing rights, net of hedging	(7,828)	(7,440)	(13,238)	(5,868)	(6,217)
Total mortgage banking income	$65,729	$84,686	$72,168	$32,745	$26,176
Mortgage sale margin(a)	4.59%	4.32%	2.85%	2.92%	2.88%
*These measures are considered non-GAAP financial measures. See "GAAP Reconciliation and Use of non-GAAP financial measures" and the corresponding financial tables below for a reconciliation and discussion of these non-GAAP measures for a reconciliation and discussion of this non-GAAP measure.
(a) Calculated by dividing gains and fees from origination and sale of mortgage loans held for sale by total mortgage sales.

FB Financial Corporation	13

Loan Portfolio and Asset Quality
For the Quarters Ended
(Unaudited)
(In Thousands, Except %)
	2020								2019
	Fourth Quarter	% of Total	Third Quarter	% of Total	Second Quarter	% of Total	First Quarter	% of Total	Fourth Quarter	% of Total
Loan portfolio
Commercial and Industrial (a)	$1,346,122	19%	$1,417,671	20%	$1,289,646	27%	$1,020,484	23%	$1,034,036	23%
Construction	1,222,220	17%	1,190,878	16%	553,619	12%	599,479	13%	551,101	13%
Residential real estate:
1-to-4 family mortgage	1,089,270	15%	1,140,611	16%	741,936	15%	743,336	16%	710,454	16%
Residential line of credit	408,211	6%	420,318	6%	236,974	5%	246,527	5%	221,530	5%
Multi-family mortgage	175,676	2%	165,937	2%	115,149	2%	94,638	2%	69,429	2%
Commercial real estate:
Owner occupied	924,841	13%	924,987	13%	683,245	14%	686,543	15%	630,270	14%
Non-owner occupied	1,598,979	23%	1,644,400	23%	923,192	19%	910,822	20%	920,744	21%
Consumer and other	317,640	5%	308,736	4%	283,262	6%	266,209	6%	272,078	6%
Total loans HFI	$7,082,959	100%	$7,213,538	100%	$4,827,023	100%	$4,568,038	100%	$4,409,642	100%
Allowance for credit losses rollforward summary
Allowance for credit losses at the beginning of the period	$183,973		$113,129		$89,141		$31,139		$31,464
Impact of adopting ASC 326 (CECL) on non-purchased credit deteriorated loans	—		—		—		30,888		—
Impact of adopting ASC 326 (CECL) on purchased credit deteriorated loans	—		—		—		558		—
Charge-offs	(10,736)		(993)		(1,165)		(2,411)		(3,594)
Recoveries	383		1,172		1,114		334		319
Provision for credit losses	(3,231)		45,834		24,039		27,964		2,950
Initial allowance on acquired loans with credit deterioration	—		24,831		—		669		—
Allowance for credit losses at the end of the period	$170,389		$183,973		$113,129		$89,141		$31,139
Allowance for credit losses as a percentage of total loans HFI	2.41%		2.55%		2.34%		1.95%		0.71%
Adjusted allowance for credit losses as a percentage of loans HFI*	2.48%		2.66%		2.51%		1.95%		0.71%
Allowance for credit losses on unfunded commitments	$16,378		$16,067		$6,500		$4,618		$—
Charge-offs
Commercial and Industrial	$(10,105)		$(249)		$(147)		$(1,234)		$(2,669)
Construction	—		—		(18)		—		—
Residential real estate:
1-to-4 family mortgage	(30)		(8)		(123)		(242)		(138)
Residential line of credit	(1)		—		(21)		—		(4)
Multi-family mortgage	—		—		—		—		—
Commercial real estate:
Owner occupied	—		(95)		—		(209)		—
Non-owner occupied	—		(166)		(545)		—		—
Consumer and other	(600)		(475)		(311)		(726)		(783)
Total charge-offs	(10,736)		(993)		(1,165)		(2,411)		(3,594)
Recoveries
Commercial and Industrial	60		757		807		88		70
Construction	3		51		151		—		3
Residential real estate:
1-to-4 family mortgage	(44)		116		26		24		17
Residential line of credit	64		22		24		15		17
Multi-family mortgage	—		—		—		—		—
Commercial real estate:
Owner occupied	15		51		3		14		13
Non-owner occupied	—		—		—		—		—
Consumer and other	285		175		103		193		199
Total recoveries	383		1,172		1,114		334		319
Net (charge-offs) recoveries	$(10,353)		$179		$(51)		$(2,077)		$(3,275)
Net charge-offs (recoveries) as a percentage of average total loans	0.58%		(0.01)%		0.00%		0.19%		0.30%
Loans classified as substandard and doubtful	$131,364		$126,986		$88,416		$74,237		$80,346

FB Financial Corporation	14

Loan Portfolio and Asset Quality (continued)
For the Quarters Ended
(Unaudited)
(In Thousands, Except %)

	2020				2019
	Fourth Quarter	Third Quarter	Second Quarter	First Quarter	Fourth Quarter
Nonperforming assets(b)(c)
Past due 90 days or more and accruing interest	$13,696	$9,064	$6,412	$6,459	$5,543
Nonaccrual	48,516	34,585	28,413	24,547	21,062
Total nonperforming loans held for investment	62,212	43,649	34,825	31,006	26,605
Commercial loans held for sale	6,489	12,812	—	—	—
Other real estate owned:
Foreclosed	6,408	6,570	7,340	9,332	9,983
Excess land and facilities	5,703	6,178	7,751	7,740	8,956
Other assets	1,170	1,184	1,306	1,188	1,580
Total nonperforming assets	$81,982	$70,393	$51,222	$49,266	$47,124
Total nonperforming loans as a percentage of loans held for investment	0.88%	0.61%	0.72%	0.68%	0.60%
Total nonperforming assets as a percentage of total assets	0.73%	0.64%	0.71%	0.74%	0.77%
Total accruing loans over 90 days delinquent as a percentage of total assets	0.12%	0.08%	0.09%	0.10%	0.09%
Loans restructured as troubled debt restructurings	$15,988	$16,681	$13,277	$11,566	$12,206
Troubled debt restructurings as a percentage of loans held for investment	0.23%	0.23%	0.28%	0.25%	0.28%
(a) Includes PPP loan balances of $212,645, $310,719 and $314,678 as of December 31, 2020, September 30, 2020 and June 30, 2020, respectively.
(b) Upon adoption of CECL on January 1, 2020, purchase credit deteriorated loans are included in nonperforming assets on a prospective basis.
(c) Nonperforming assets include guaranteed repurchased loans previously sold of $3.7 million, $4.4 million, $4.2 million, $3.1 million, and $2.7 million, for the quarters ended December 31, 2020, September 30, 2020, June 30, 2020, March 31, 2020 and December 31, 2019, respectively.
*These measures are considered non-GAAP financial measures. See "GAAP Reconciliation and Use of non-GAAP Financial Measures" and the corresponding financial tables below for reconciliations of these non-GAAP measures. Investors are encouraged to refer to the discussion of non-GAAP measures included in the corresponding earnings release.

FB Financial Corporation	15

Preliminary Capital Ratios
(Unaudited)
(In Thousands, Except %)

Computation of Tangible Common Equity to Tangible Assets:	December 31, 2020	December 31, 2019

Total Common Shareholders' Equity	$1,291,289	$762,329
Less:
Goodwill	246,835	169,051
Other intangibles	22,431	17,589
Tangible Common Equity	$1,022,023	$575,689

Total Assets	$11,207,330	$6,124,921
Less:
Goodwill	246,835	169,051
Other intangibles	22,431	17,589
Tangible Assets	$10,938,064	$5,938,281

Preliminary Total Risk-Weighted Assets	$8,894,607	$5,172,450

Total Common Equity to Total Assets	11.5%	12.4%
Tangible Common Equity to Tangible Assets*	9.3%	9.7%

	December 31, 2020	December 31, 2019
Preliminary Regulatory Capital(a):
Common Equity Tier 1 Capital	$1,056,085	$572,410
Tier 1 Capital	1,086,085	602,410
Total Capital	1,356,408	633,549

Preliminary Regulatory Capital Ratios:
Common Equity Tier 1	11.9%	11.1%
Tier 1 Risk-Based	12.2%	11.6%
Total Risk-Based	15.2%	12.2%
Tier 1 Leverage	10.0%	10.1%
(a) Reflects CECL transition relief of $52,109 add-back and $57,979 disallowed from add-back to Tier 2 capital.
*These measures are considered non-GAAP financial measures. See "GAAP Reconciliation and Use of non-GAAP financial measures" and the corresponding financial tables below for a reconciliation and discussion of these non-GAAP measures.

FB Financial Corporation	16

Investment Portfolio
For the Quarters Ended
(Unaudited)
(In Thousands, Except %)

	2020								2019
Securities (at fair value)	Fourth Quarter		Third Quarter		Second Quarter		First Quarter		Fourth Quarter
Available-for-sale debt securities
U.S. government agency securities	$2,003	—%	$1,994	—%	$3,024	—%	$3,037	—%	$—	—%
Mortgage-backed securities - residential	773,336	66%	738,106	63%	440,778	59%	485,671	63%	477,312	69%
Mortgage-backed securities - commercial	21,588	2%	21,854	2%	13,828	2%	13,987	2%	13,364	2%
Municipals, tax exempt	356,329	30%	374,880	32%	266,052	35%	235,677	31%	189,235	27%
Treasury securities	16,628	1%	21,700	2%	22,771	3%	24,860	3%	7,448	1%
Corporate securities	2,516	—%	1,987	—%	985	—%	985	—%	1,022	—%
Total available-for-sale debt securities	1,172,400	99%	1,160,521	99%	747,438	99%	764,217	99%	688,381	99%
Equity securities	4,591	1%	4,389	1%	4,329	1%	3,358	1%	3,295	1%
Total securities	$1,176,991	100%	$1,164,910	100%	$751,767	100%	$767,575	100%	$691,676	100%
Securities to total assets	10.5%		10.6%		10.4%		11.5%		11.3%
Unrealized gain on available-for-sale debt securities	$34,552		$31,468		$29,683		$28,045		$11,676

FB Financial Corporation	17

Non-GAAP Reconciliation
For the Periods Ended
(Unaudited)
(In Thousands, Except Share Data and %)

	2020				2019
Adjusted earnings	Fourth Quarter	Third Quarter	Second Quarter	First Quarter	Fourth Quarter
Pre-tax net income (loss)	$58,947	$(7,639)	$30,328	$825	$27,290
Plus merger expenses	9,513	20,730	1,586	3,050	686
Plus initial provision for credit losses on acquired loans and unfunded commitments	—	63,251	—	2,885	—
Less other non-operating items(1)	(2,448)	(1,952)	—	—	—
Adjusted pre-tax earnings	70,908	78,294	31,914	6,760	27,976
Income tax expense, adjusted	16,454	20,198	7,828	1,464	5,897
Adjusted earnings	$54,454	$58,096	$24,086	$5,296	$22,079
Weighted average common shares outstanding - fully diluted	47,791,659	40,637,745	32,506,417	31,734,112	31,470,565
Adjusted diluted earnings per share
Diluted earnings (loss) per common share	$0.95	$(0.14)	$0.70	$0.02	$0.68
Plus merger expenses	0.20	0.51	0.05	0.10	0.02
Plus initial provision for credit losses on acquired loans and unfunded commitments	—	1.56	—	0.09	—
Less other non-operating items	(0.05)	(0.05)	—	—	—
Less tax effect	0.06	0.55	0.01	0.04	—
Adjusted diluted earnings per share	$1.14	$1.43	$0.74	$0.17	$0.70
(1) 4Q2020 includes $4,533 FHLB prepayment penalty offset by $715 cash life insurance benefit and $1,370 gain from change in fair value of commercial loans held for sale acquired from Franklin; 3Q2020 includes $2,305 FHLB prepayment penalty, $1,505 losses on other real estate owned, and $1,858 gain from change in fair value of commercial loans held for sale acquired from Franklin.

Note: Adjusted non-GAAP results for the third quarter of 2020 have been recast from previously reported results to adjust for gains associated with changes in fair value related to commercial loans held for sale amounting to $1,858 . The following adjusted figures and metrics have been recast for conformity and comparability: Adjusted earnings, Adjusted diluted earnings per share, Adjusted pre-tax pre-provision earnings, Core efficiency ratio, Banking segment core efficiency ratio, Adjusted mortgage banking pre-tax-pre-provision net contribution (%), Adjusted return on average assets, average equity and average tangible common equity, and Adjusted pre-tax pre-provision return on average assets, equity and tangible common equity. Previously reported adjusted amounts and non-GAAP reconciliations are included in previously issued earnings release materials.

	2020				2019
Adjusted pre-tax pre-provision earnings	Fourth Quarter	Third Quarter	Second Quarter	First Quarter	Fourth Quarter
Pre-tax net income (loss)	$58,947	$(7,639)	$30,328	$825	$27,290
Plus provisions for credit losses	(2,920)	55,401	25,921	29,565	2,950
Pre-tax pre-provision earnings	56,027	47,762	56,249	30,390	30,240
Plus merger expenses	9,513	20,730	1,586	3,050	686
Less other non-operating items	(2,448)	(1,952)	—	—	—
Adjusted pre-tax pre-provision earnings	$67,988	$70,444	$57,835	$33,440	$30,926

FB Financial Corporation	18

Non-GAAP Reconciliation (continued)
For the Periods Ended
(Unaudited)
(In Thousands, Except Share Data and %)

Adjusted earnings	2020	2019	2018	2017	2016*
Pre-tax net income	$82,461	$109,539	$105,854	$73,485	$62,324
Plus merger, conversion, offering, and mortgage restructuring expenses	34,879	7,380	2,265	19,034	3,268
Plus initial provision for credit losses on acquired loans and unfunded commitments	66,136	—	—	—	—
Less other non-operating items(1)	(4,400)	—	—	—	(3,539)
Adjusted pre-tax earnings	187,876	116,919	108,119	92,519	69,131
Adjusted income tax expense	45,944	27,648	26,034	34,749	25,404
Adjusted earnings	$141,932	$89,271	$82,085	$57,770	$43,727
Weighted average common shares outstanding - fully diluted	38,099,744	31,402,897	31,314,981	28,207,602	19,312,174
Adjusted diluted earnings per share
Diluted earnings per common share	$1.67	$2.65	$2.55	$1.86	$2.10
Plus merger, conversion, offering, and mortgage restructuring expenses	0.92	0.24	0.07	0.67	0.17
Plus initial provision for credit losses on acquired loans and unfunded commitments	1.74	—	—	—	—
Less other non-operating items	(0.11)	—	—	—	(0.18)
Less tax effect and benefit of enacted tax laws	0.71	0.06	0.01	0.48	0.19
Adjusted diluted earnings per share	$3.73	$2.83	$2.61	$2.05	$2.26
(1) 2020 includes $6,838 FHLB prepayment penalties, $1,505 losses on other real estate owned offset by $715 cash life insurance benefit and $3,228 gain from change in fair value on commercial loans held for sale acquired from Franklin. 2016 includes $4,407 gain from securities, $1,179 gain on sales or write-downs of other real estate owned and other assets, $4,678 impairment of mortgage servicing rights and $4,447 loss on sale of mortgage servicing rights.

*Prior to the IPO in the third quarter of 2016, the Company was an S corporation and did not incur federal income taxes. In conjunction with the IPO, the Company converted to a C corporation. These results are on a pro forma basis to reflect the results of the Company on a C corporation basis and combined effective tax rate of 35.08% for the year ended December 31, 2016.

Adjusted pre-tax pre-provision earnings	2020	2019	2018	2017	2016*
Pre-tax net income	$82,461	$109,539	$105,854	$73,485	$62,324
Plus provisions for credit losses	107,967	7,053	5,398	(950)	(1,479)
Pre-tax pre-provision earnings	190,428	116,592	111,252	72,535	60,845
Plus merger, conversion, offering, and mortgage restructuring expenses	34,879	7,380	2,265	19,034	3,268
Less other non-operating items	(4,400)	—	—	—	(3,539)
Adjusted pre-tax pre-provision earnings	$229,707	$123,972	$113,517	$91,569	$67,652

FB Financial Corporation	19

Non-GAAP Reconciliation (continued)
For the Periods Ended
(Unaudited)
(In Thousands, Except Share Data and %)

	2020				2019
Core efficiency ratio (tax-equivalent basis)	Fourth Quarter	Third Quarter	Second Quarter	First Quarter	Fourth Quarter
Total noninterest expense	$109,855	$118,092	$80,579	$68,559	$62,686
Less merger expenses	9,513	20,730	1,586	3,050	686
Less FHLB prepayment penalties	4,533	2,305	—	—	—
Core noninterest expense	$95,809	$95,057	$78,993	$65,509	$62,000
Net interest income (tax-equivalent basis)	$86,111	$69,625	$55,977	$56,784	$58,212
Total noninterest income	80,638	97,026	81,491	42,700	35,234
Less gain on change in fair value on commercial loans held for sale and cash life insurance benefit	2,085	1,858	—	—	—
Less (loss) gain on sales or write-downs of other real estate owned and other assets	(57)	(1,279)	32	(277)	277
Less gain (loss) from securities, net	1,013	583	(28)	63	(18)
Core noninterest income	77,597	95,864	81,487	42,914	34,975
Core revenue	$163,708	$165,489	$137,464	$99,698	$93,187
Efficiency ratio (GAAP)(a)	66.2%	71.2%	58.9%	69.3%	67.5%
Core efficiency ratio (tax-equivalent basis)	58.5%	57.4%	57.5%	65.7%	66.5%
(a) Efficiency ratio (GAAP) is calculated by dividing reported noninterest expense by reported total revenue.

	2020				2019
Banking segment core efficiency ratio (tax equivalent)	Fourth Quarter	Third Quarter	Second Quarter	First Quarter	Fourth Quarter
Core consolidated noninterest expense	$95,809	$95,057	$78,993	$65,509	$62,000
Less Mortgage segment core noninterest expense	27,766	30,052	26,997	17,567	14,956
Core Banking segment noninterest expense	$68,043	$65,005	$51,996	$47,942	$47,044
Core revenue	$163,708	$165,489	$137,464	$99,698	$93,187
Less Mortgage segment total revenue	42,614	60,040	55,215	22,110	16,193
Core Banking segment total revenue	$121,094	$105,449	$82,249	$77,588	$76,994
Banking segment core efficiency ratio (tax-equivalent basis)	56.2%	61.6%	63.2%	61.8%	61.1%

Mortgage segment core efficiency ratio (tax equivalent)
Mortgage segment noninterest expense	$28,491	$30,382	$26,997	$17,567	$14,956
Less mortgage merger expense	725	330	—	—	—
Core Mortgage segment noninterest expense	$27,766	$30,052	$26,997	$17,567	$14,956
Mortgage segment total revenue	$42,614	$60,040	$55,215	$22,110	$16,193
Mortgage segment core efficiency ratio (tax-equivalent basis)	65.2%	50.1%	48.9%	79.5%	92.4%

FB Financial Corporation	20

Non-GAAP Reconciliation (continued)
For the Periods Ended
(Unaudited)
(In Thousands, Except Share Data and %)

	2020				2019
Adjusted mortgage contribution	Fourth Quarter	Third Quarter	Second Quarter	First Quarter	Fourth Quarter
Mortgage segment pre-tax net contribution	$14,123	$29,658	$28,218	$4,543	$1,237
Retail footprint:
Mortgage banking income	23,152	24,683	16,940	10,651	9,899
Mortgage banking expenses	15,118	15,175	11,542	7,175	8,126
Retail footprint pre-tax net contribution	8,034	9,508	5,398	3,476	1,773
Total mortgage banking pre-tax net contribution	$22,157	$39,166	$33,616	$8,019	$3,010
Plus mortgage merger expense	725	330	—	—	—
Total adjusted mortgage banking pre-tax net contribution	$22,882	$39,496	$33,616	$8,019	$3,010
Pre-tax pre-provision earnings	$56,027	$47,762	$56,249	$30,390	$30,240
% total mortgage banking pre-tax pre-provision net contribution	39.5%	82.0%	59.8%	26.4%	10.0%
Adjusted pre-tax pre-provision earnings	$67,988	$70,444	$57,835	$33,440	$30,926
% total adjusted mortgage banking pre-tax pre-provision net contribution	33.7%	56.1%	58.1%	24.0%	9.73%

	2020				2019
Tangible assets and equity	Fourth Quarter	Third Quarter	Second Quarter	First Quarter	Fourth Quarter
Tangible assets
Total assets	$11,207,330	$11,010,438	$7,255,536	$6,655,687	$6,124,921
Less goodwill	246,835	236,086	175,441	174,859	169,051
Less intangibles, net	22,431	23,924	17,671	18,876	17,589
Tangible assets	$10,938,064	$10,750,428	$7,062,424	$6,461,952	$5,938,281
Tangible common equity
Total common shareholders' equity	$1,291,289	$1,244,998	$805,216	$782,330	$762,329
Less goodwill	246,835	236,086	175,441	174,859	169,051
Less intangibles, net	22,431	23,924	17,671	18,876	17,589
Tangible common equity	$1,022,023	$984,988	$612,104	$588,595	$575,689
Common shares outstanding	47,220,743	47,191,677	32,101,108	32,067,356	31,034,315
Book value per common share	$27.35	$26.38	$25.08	$24.40	$24.56
Tangible book value per common share	$21.64	$20.87	$19.07	$18.35	$18.55
Total common shareholders' equity to total assets	11.5%	11.3%	11.1%	11.8%	12.4%
Tangible common equity to tangible assets	9.34%	9.16%	8.67%	9.11%	9.69%

	2020				2019
Return on average tangible common equity	Fourth Quarter	Third Quarter	Second Quarter	First Quarter	Fourth Quarter
Total average shareholders' equity	$1,261,101	$1,044,913	$795,705	$768,929	$761,949
Less average goodwill	242,983	205,473	175,150	171,532	168,492
Less average intangibles, net	23,178	20,973	18,209	18,152	18,242
Average tangible common equity	$994,940	$818,467	$602,346	$579,245	$575,215
Net income (loss)	$45,602	$(5,599)	$22,873	$745	$21,572
Return on average tangible common equity	18.2%	(2.72%)	15.3%	0.52%	14.9%

FB Financial Corporation	21

Non-GAAP Reconciliation (continued)
For the Periods Ended
(Unaudited)
(In Thousands, Except Share Data and %)

	2020				2019
Adjusted return on average tangible common equity	Fourth Quarter	Third Quarter	Second Quarter	First Quarter	Fourth Quarter
Average tangible common equity	$994,940	$818,467	$602,346	$579,245	$575,215
Adjusted net income	54,454	58,096	24,086	5,296	22,079
Adjusted return on average tangible common equity	21.8%	28.2%	16.1%	3.68%	15.2%

	2020				2019
Adjusted pre-tax pre-provision return on average tangible common equity	Fourth Quarter	Third Quarter	Second Quarter	First Quarter	Fourth Quarter
Average tangible common equity	$994,940	$818,467	$602,346	$579,245	$575,215
Adjusted pre-tax pre-provision earnings	67,988	70,444	57,835	33,440	30,926
Adjusted pre-tax pre-provision return on average tangible common equity	27.2%	34.2%	38.6%	23.2%	21.3%

Return on average tangible common equity	2020	2019	2018	2017	2016*
Total average shareholders' equity	$966,336	$723,494	$629,922	$466,219	$276,587
Less average goodwill	199,104	160,587	137,190	84,997	46,867
Less average intangibles, net	22,659	17,236	12,815	8,047	5,353
Average tangible common equity	$744,573	$545,671	$479,917	$373,175	$224,367
Net income	$63,621	$83,814	$80,236	$52,398	$39,422
Return on average tangible common equity	8.5%	15.4%	16.7%	14.0%	17.6%

Adjusted return on average tangible common equity	2020	2019	2018	2017	2016*
Average tangible common equity	$744,573	$545,671	$479,917	$373,175	$224,367
Adjusted net income	141,932	89,271	82,085	57,770	43,727
Adjusted return on average tangible common equity	19.1%	16.4%	17.1%	15.5%	19.5%

	2020				2019
Adjusted return on average assets and equity	Fourth Quarter	Third Quarter	Second Quarter	First Quarter	Fourth Quarter
Net income (loss)	$45,602	$(5,599)	$22,873	$745	$21,572
Average assets	11,111,163	9,179,288	7,074,612	6,409,417	6,157,931
Average equity	1,261,101	1,044,913	795,705	768,929	761,949
Return on average assets	1.63%	(0.24%)	1.30%	0.05%	1.39%
Return on average equity	14.4%	(2.13%)	11.6%	0.39%	11.2%
Adjusted net income	$54,454	$58,096	$24,086	$5,296	$22,079
Adjusted return on average assets	1.95%	2.52%	1.37%	0.33%	1.42%
Adjusted return on average equity	17.2%	22.1%	12.2%	2.77%	11.5%

FB Financial Corporation	22

Non-GAAP Reconciliation (continued)
For the Periods Ended
(Unaudited)
(In Thousands, Except Share Data and %)

	2020				2019
Adjusted pre-tax pre-provision return on average assets and equity	Fourth Quarter	Third Quarter	Second Quarter	First Quarter	Fourth Quarter
Net income (loss)	$45,602	$(5,599)	$22,873	$745	$21,572
Average assets	11,111,163	9,179,288	7,074,612	6,409,417	6,157,931
Average equity	1,261,101	1,044,913	797,705	768,929	761,949
Return on average assets	1.63%	(0.24%)	1.30%	0.05%	1.39%
Return on average equity	14.39%	(2.13%)	11.6%	0.39%	11.2%
Adjusted pre-tax pre-provision earnings	$67,988	$70,444	$57,835	$33,440	$30,926
Adjusted pre-tax pre-provision return on average assets	2.43%	3.05%	3.29%	2.10%	1.99%
Adjusted pre-tax pre-provision return on average equity	21.4%	26.8%	29.2%	17.5%	16.1%

Adjusted return on average assets and equity	2020	2019	2018	2017	2016*
Net income	$63,621	$83,814	$80,236	$52,398	$39,422
Average assets	8,438,100	5,777,672	4,844,865	3,811,158	3,001,275
Average equity	966,371	723,494	629,922	466,219	276,587
Return on average assets	0.75%	1.45%	1.66%	1.37%	1.31%
Return on average equity	6.58%	11.6%	12.7%	11.2%	14.3%
Adjusted net income	$141,932	$89,271	$82,085	$57,770	$43,727
Adjusted return on average assets	1.68%	1.55%	1.69%	1.52%	1.46%
Adjusted return on average equity	14.7%	12.3%	13.0%	12.4%	15.8%

Adjusted pre-tax pre-provision return on average assets and equity	2020	2019	2018	2017	2016*
Net income	$63,621	$83,814	$80,236	$52,398	$39,422
Average assets	8,438,100	5,777,672	4,844,865	3,811,158	3,001,275
Average equity	966,336	723,494	629,922	466,219	276,587
Return on average assets	0.75%	1.45%	1.66%	1.37%	1.31%
Return on average equity	6.58%	11.6%	12.7%	11.2%	14.3%
Adjusted pre-tax pre-provision earnings	$229,707	$123,972	$113,517	$91,569	$67,652
Adjusted pre-tax pre-provision return on average assets	2.72%	2.15%	2.34%	2.40%	2.25%
Adjusted pre-tax pre-provision return on average equity	23.8%	17.1%	18.0%	19.6%	24.5%

	2020				2019
Adjusted allowance for credit losses to loans held for investment	Fourth Quarter	Third Quarter	Second Quarter	First Quarter	Fourth Quarter
Allowance for credit losses	$170,389	$183,973	$113,129	$89,141	$31,139
Less allowance for credit losses attributed to PPP loans	2	49	51	—	—
Adjusted allowance for credit losses	$170,387	$183,924	$113,078	$89,141	$31,139
Loans held for investment	7,082,959	7,213,538	4,827,023	4,568,038	4,409,642
Less PPP loans	212,645	310,719	314,678	—	—
Adjusted loans held for investment	$6,870,314	$6,902,819	$4,512,345	$4,568,038	$4,409,642
Allowance for credit losses to loans held for investment	2.41%	2.55%	2.34%	1.95%	0.71%
Adjusted allowance for credit losses to loans held for investment	2.48%	2.66%	2.51%	1.95%	0.71%

FB Financial Corporation	23